© 2023 Cleveland-Cliffs Inc. All Rights Reserved. CLEVELAND-CLIFFS AND U.S. STEEL Creation of a New Leader in Steel AUGUST 2023 EXHIBIT 99.2

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.2 FORWARD-LOOKING STATEMENTS AND IMPORTANT INFORMATION This presentation contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. All statements other than historical facts, including, without limitation, statements regarding our current expectations, estimates and projections about our industry, our business or a transaction with United States Steel Corporation (U.S. Steel), are forward-looking statements. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the risk that a transaction with U.S. Steel may not be consummated; the risk that a transaction with U.S. Steel may be less accretive than expected, or may be dilutive, to Cliffs’ earnings per share, which may negatively affect the market price of Cliffs common shares; the possibility that Cliffs and U.S. Steel will incur significant transaction and other costs in connection with a potential transaction, which may be in excess of those anticipated by Cliffs; the risk that the financing transactions to be undertaken in connection with a transaction have a negative impact on the combined company’s credit profile or financial condition; the risk that Cliffs may fail to realize the benefits expected from a transaction; the risk that the combined company may be unable to achieve anticipated synergies or that it may take longer than expected to achieve those synergies; the risk that any announcements relating to, or the completion of, a transaction could have adverse effects on the market price of Cliffs common shares; and the risk related to any unforeseen liability and future capital expenditure of Cliffs related to a transaction. For additional factors affecting the business of Cliffs, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022, and other filings with the U.S. Securities and Exchange Commission. IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS This communication relates to a proposal which Cliffs has made for an acquisition of U.S. Steel. In furtherance of this proposal and subject to future developments, Cliffs may file one or more registration statements, proxy statements, tender offer statements or other documents with the Securities and Exchange Commission (“SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement or other document Cliffs may file with the SEC in connection with the proposed transaction. Investors and security holders of Cliffs are urged to read the proxy statement(s), registration statement, tender offer statement and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Cliffs, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Cliffs through the website maintained by the SEC at http://www.sec.gov. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filing that may be made with the SEC. Nonetheless, Cliffs and its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Cliffs is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on April 4, 2023. Any information concerning U.S. Steel contained in this filing has been taken from, or based upon, publicly available information. Although Cliffs does not have any information that would indicate that any information contained in this filing that has been taken from such documents is inaccurate or incomplete, Cliffs does not take any responsibility for the accuracy or completeness of such information. To date, Cliffs has not had access to the books and records of U.S. Steel. FORWARD-LOOKING STATEMENTS

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.3 1. Transaction value based on 30-day VWAP of Cleveland-Cliffs common stock DELIVERY OF HIGHLY COMPELLING PROPOSAL TO U.S. STEEL SHAREHOLDERS • Transaction valued at approximately $10 billion1 – $17.50 per share in cash – Exchange ratio of 1.023 shares of CLF for shares of X  43% premium based on last closing price of Cleveland-Cliffs and U.S. Steel common stock on August 11, 2023  42% premium based on last closing price of Cleveland-Cliffs and U.S. Steel common stock on July 28, 2023 (date of initial offer letter) Financially Attractive Offer Significant Premium  Full support and backing of the USW  No financing contingency  Expected regulatory approval in a timely manner Deal Certainty

CREATION OF A NEW LEADER IN STEEL…

- Creates the only American steel company to be a member of the Top 10 steelmakers in the world
- Complementary capabilities with iron ore, DRI, scrap and integrated/EAF steelmaking form ideal combination
- Shared focus on aggressive emissions reduction more rapidly achieved with combined footprint
- Provides customers and employees a stronger, more innovative, and more competitive domestic U.S. steel producer
- Offer delivers estimated synergies of ~$500 million, provides immediate multiple expansion to U.S. Steel stockholders and de-**risks U.S. Steel's capital spend**
- Union support, limited diligence needs, significant shareholder overlap and financing certainty minimize execution risk

CLIFFS

USS

PF 2022 Revenue:
$44.1 Billion

Note: Financials per SEC filings

4
© 2023 Cleveland-Cliffs Inc. All Rights Reserved.
CLIFFS

…AND THE ONLY U.S. COMPANY IN THE TOP 10 GLOBAL PRODUCERS OF STEEL


Global Steel Production – Top 20 Steel Producers (million metric tons)
132
69
56
44
41
41
39
37
34
31
30
29
28
26
26
23
21
20
19
18
18
Sole U.S. producer in Top 10
China Baowu 1
ArcelorMittal 2
Ansteel 3
Nippon Steel 4
Shagang
HBIS
POSCO
Jianlong
Shougang
Cliffs Pro Forma
Tata Steel
Shangdong Steel
Delong Steel
Hunan Steel 5
JFE Steel
JSW Steel
Nucor
Fangda Steel
Hyundai Steel
Liuzhou Steel
IMIDRO 6

Source: Association for Iron & Steel Technology and World Steel Association
Note: Reflects 2022 production; IMIDRO and NLMK are estimates

1. Includes tonnage of Xinyu Steel
2. Includes 60% AM/NS India (former Essar Steel)
3. Includes tonnage of Benxi Steel
4. Includes Nippon Steel Stainless Steel Corp.; Sanyo Special Steel, Ovako, 40% of AM/NS India and 31.4% of USIMINAS
5. Former Valin Group
6. Estimated tonnage of Mobarakeh Steel, Esfahan Steel, Khuzestan Steel and NISCO

5
© 2023 Cleveland-Cliffs Inc. All Rights Reserved.
CLIFFS

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.6 THE MOST DYNAMIC, COMPETITIVE STEELMAKER IN NORTH AMERICA North America Steel Shipments (million net tons)1 1. Represents CY2022A North America steel shipments (in net tons) for each producer listed, except where otherwise noted 2. Excludes U.S. Steel Europe segment shipments of 3.8Mnt 3. Nucor figure reflects third-party shipments from steel mills division; Steel Dynamics figure reflects third-party shipments from steel operations division; Commercial Metals figure reflects LTM 11/30/2022 steel shipments 4. Represents North America steel shipments for each of ArcelorMittal, Gerdau and SSAB. Represents Mexico steel shipments for Ternium 5. Reflects CY2022A seaborne imports per the International Trade Administration U.S. Steel Monitor 6. Represents CY2022A North American net sales; Commercial Metals reflects LTM 11/30/2022 net sales; figures in USD using applicable foreign exchange rate as of 12/31/2022 North American Sales6 $39,811 $41,512 $22,261 $13,774 $8,828 $5,883 $7,462 $2,559 $2,509 $2,248 $3,085 NA 53 2 4 4 3 44 3

DELIVERS HIGHLY COMPLEMENTARY OPERATIONAL FOOTPRINT IN NORTH AMERICA

Annual capacity noted in italics

	CLIFFS	+ USS
Iron Ore	Hibbing 7.0Mt; Minorca 3.0Mt; UTAC 6.0Mt; Northshore 5.0Mt; Tilden 7.0Mt	Minntac 13.5Mt[1]; Keetac 5.3Mt[1]
Metallics	Toledo HBI 1.9Mt; FPT Scrap 3.0Mt	Gary Pig Iron 0.4Mt
BF-BOFs	Burns Harbor 5.0Mt; Indiana Harbor 4.0Mt; Cleveland 3.4Mt; Middletown 3.0Mt; Dearborn 3.0Mt; Riverdale 0.7Mt	Gary Works 7.5Mt; Mon Valley 2.9Mt; Granite City 2.8Mt
EAFs	Mansfield 0.5Mt; Butler 0.4Mt; Steelton 0.3Mt; Coatesville 0.2Mt	Fairfield 0.9Mt; Big River 1 3.3Mt; Big River 2 growth project
Finishing/ Downstream	Standalone Finishing Assets 10 facilities; Tubular and Stamping 12 facilities	Standalone Finishing Assets 8 facilities; Tubular 5 facilities

Note: Iron ore and metallics figures represent gross tons and steel figures represent net tons; steel capacities represent crude steelmaking

1. Represents 2022A production

7
© 2023 Cleveland-Cliffs Inc. All Rights Reserved.
CLIFFS

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.8 ENHANCES IN-HOUSE RAW MATERIALS CAPABILITIES FPT Scrap FPT acquired in 2021 HBI Toledo HBI production started in 2020 Mini Mill BF-BOF Secures prime scrap for EAFs HBI used in blast furnaces

CREATES AN ESG LEADER

Pro forma company well positioned to accelerate GHG emissions reductions across shared asset base

Cliffs' Absolute GHG Emissions



Scope 1 and Scope 2 Emissions
GHG Emissions (CO2e mmt per year)
44
42
40
32[1]
35
30
2017
2018
2019
2020
2021
2022
32% Reduction in 5 years

- Iron Ore Pellets
- Use of HBI in Blast Furnaces
- Low Coke Rates
- Natural Gas BF Injection (Prepared to Replace with Hydrogen)
- Access to Ample Prime Scrap from FPT
- LEED Certified Steelmaking at Big River

Note: Pro forma GHG emissions profile of Cliffs' current operating footprint
1. 2020 GHG emission levels were lower than expected due to pandemic-related production levels

9
© 2023 Cleveland-Cliffs Inc. All Rights Reserved.

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.10 DELIVERS SIGNIFICANT VALUE CREATION POTENTIAL ~$500 million in synergies Cost Synergies Investment Synergies Multiple Expansion Significant synergies from asset and capex optimization Procurement savings (healthcare, raw materials, supplies and freight, among others) SG&A and channel efficiencies as a result of complementary operating platforms Reduction of corporate and public company costs Enhanced financial and capital markets profile and robust FCF substantially de-risk U.S. Steel’s multi-year strategic initiatives Potential for trading multiple expansion as a result of stronger financial position and growth to drive shareholder value Both companies’ shareholders will be direct beneficiaries of the significant synergies in the pro forma company and valuation uplift potential going forward

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.11 PROVIDES OPPORTUNITY FOR IMMEDIATE MULTIPLE EXPANSION NTM EBITDA Multiples Over Time Note: NTM EBITDA multiples over the 2 year period ending on 07/28/2023, the initial offer date 5.6x 3.5x - 2.0x 4.0x 6.0x 8.0x Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Cliffs U.S. Steel T E V /N T M E B IT D A

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.12 DE-RISKS U.S. STEEL’S CAPITAL SPEND Near-Term Capital Expenditures ($ millions) Note: Cliffs and U.S. Steel figures represent consensus estimates; market data as of 08/11/2023 1. Free cash flow defined as EBITDA – capex 2. Pro forma free cash flow figures including synergies of $500mm in 2024E and 2025E Near-Term Free Cash Flow ($ millions)1 Pro Forma Free Cash Flow ($ millions)1,2 Consensus Estimates Consensus Estimates Consensus Estimates $1,440 $1,575 $1,947 ($407) $159 $1,314 2023E 2024E 2025E Cliffs U.S. Steel $713 $783 $845 $2,468 $1,426 $812 2023E 2024E 2025E Cliffs U.S. Steel $1,033 $2,234 $3,761 2023E 2024E 2025E Pro Forma

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.13 Cliffs expects to maintain existing credit ratings IMPROVED BALANCE SHEET AND FINANCIAL PROFILE Net Leverage1 2.5x ~2.1x Cliffs Pro Forma 1. LTM 06/30/2023 leverage (pro forma includes synergies) Significant pro forma FCF profile to pay down debt in the immediate term Intention to maintain Cliffs’ track record of strong (and improving) credit ratings EPS accretive in year one Strong Pro Forma Profile ~16% reduction

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.14 10X growth over 2 years Annual Revenues $2 billion $5 billion $20 billion $23 billion $44 billion 2019 2020 2021 2022 Pro Forma CLIFFS’ CONSISTENT TRACK RECORD OF TRANSFORMATIVE GROWTH 1 1. Pro forma 2022 revenue

PROVEN ABILITY TO DELIVER ADDITIONAL JOBS AND RE-INVEST IN CRITICAL MATERIALS

	AK Steel[1]	ArcelorMittal USA[1]
	2020	2020
Transaction Value[2]	$3.0 billion	$3.3 billion
Net Job Creation	~1,700 new jobs added	
Re-investment in Critical Niche Materials For U.S. Supply Chain	Electrical Steel	Tinplate
Cost Synergies Planned vs. Achieved	$120 million Overachieved	$150 million Overachieved

1. Transaction details can be found in SEC Filings
2. Represents total enterprise value; ArcelorMittal USA enterprise value includes assumption of pension/OPEB liabilities and working capital

15
© 2023 Cleveland-Cliffs Inc. All Rights Reserved.
CLIFFS

COMMITMENT TO CAPITAL RETURNS

Significant Share Repurchase Program Since 2022

- Announced $1 billion share repurchase program in 2022
- Repurchased 12.5 million shares in 2022
- ~$666 million remaining under current repurchase program[1]



Share Count Evolution[2]
585
million shares
12%
reduction
514
million shares
Q2 2021
Q2 2023

Meaningful Quarterly Dividend Going Forward

- Initiating a $0.05 per share quarterly dividend in conjunction with the transaction
- Will deliver ~$155 million in annual dividend to all shareholders

1. As of Q2 2023
2. Represents diluted shares outstanding

16
© 2023 Cleveland-Cliffs Inc. All Rights Reserved.
CLIFFS

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.17 $5,312 $5,295 $5,190 $4,621 $4,223 $3,929 $3,500 $4,000 $4,500 $5,000 $5,500 Q4 20 Q2 21 Q4 21 Q2 22 Q4 22 Q2 23 LONGSTANDING FOCUS ON LIABILITY REDUCTION Total Net Debt ($ millions) Historical Net Pension & OPEB ($ millions) ~$1.4 billion reduction in net debt $4,207 $3,931 $2,872 $2,702 $813 $747 $500 $1,500 $2,500 $3,500 $4,500 Q4 20 Q2 21 Q4 21 Q2 22 Q4 22 Q2 23 82% reduction of pension & OPEB liabilities

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.18 EXTREMELY STRONG RELATIONSHIP WITH GROWING UNION WORKFORCE Cliffs Total Number of Employees (‘000) 1.6 7.0 17.8 18.5 19.5 0.9 4.1 7.4 7.9 8.0 2.5 11.1 25.2 26.4 27.5 2019 Post-AK Post-AMUSA Post-FPT Current Union Non-Union % Union Employees 63% 63% 71% 70% 71% Signed letter from the USW demonstrating full support and backing of the proposed transaction

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.19 FULL SUPPORT AND BACKING OF THE USW

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.20 CLEAR ROADMAP TO COMPLETION 1. Top 3 and 15 Cliffs shareholders own 24% and 36% of U.S. Steel, respectively 2. Customary public company legal due diligence needed to get to definitive agreement Proposed transaction has the full support and backing of the USW Minimal private-side business due diligence required2 60% overlap across all institutional shareholders1 Signed highly confident letters from several tier 1 U.S. and international banks Unanimous support of Cliffs Board Regulatory approval expected in timely manner Substantial time and effort already expended with key advisors in place

CLIFFS' PROPOSAL IS COMPELLING FOR ALL STAKEHOLDERS



Creates a top 10 steel company in the world

Domestic Economic Security	Combination provides a stronger foundation for critical infrastructure and national security, along with accelerated job creation and economic impact
Employees	Unwavering commitment to all employees, as evidenced by the full support of the USW and strong track record of growing Cliffs' hourly workforce
Communities	Significant U.S.-based footprint with ~40,500[1] employees across 16 states
Customers	Broad-based steelmaking capability set, with particular excellence in value-add steels critical to the U.S. economy
Shareholders	Delivery of ~$500 million of annual synergies, a de-risked financial profile and strong capital returns going forward

1. U.S. Steel active North American employees and Cliffs U.S. employees as of 12/31/2022

21
© 2023 Cleveland-Cliffs Inc. All Rights Reserved.

CLIFFS

© 2023 Cleveland-Cliffs Inc. All Rights Reserved.